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U:\Sec\8K-3Q-07.doc
                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):
                      December 20, 2006
                                           -----------------
---

                  PARK ELECTROCHEMICAL CORP.
--------------------------------------------------------------
 ---------(Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
--------------------------------------------------------------
---------
(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)     Identification
                                                    No.)


48 South Service Road,          New York           11747
Melville,
--------------------------------------------------------------
                          ---------
  (Address of Principal Executive Offices)       (Zip Code)


 Registrant's telephone number, including area code     (631)
                           465-3600
                                           -------------------
                          Not Applicable__     _____________
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 2.02 Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on December 20, 2006 reporting its results of operations for its 2007 fiscal year third quarter ended November 26, 2006. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release dated December 20, 2006












































                          SIGNATURE





     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:      December     20,     2006     By:s/s_JAMES     L.
ZERBY____________________
                         Name:  James L. Zerby
                          Title:  Vice President  and  Chief
Financial
                               Officer






































                        EXHIBIT INDEX



Number
Exhibit     Description                               Page

   99.1     News   Release   dated   December   20,     5
            2006.......